Loans and Allowance for Credit Losses (Components of Investment in Direct Financing Leases) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2018	Mar. 31, 2017
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,862,664	¥ 1,672,338
Estimated residual values of leased property	31,650	29,314
Less-unearned income	(279,081)	(234,874)
Net investment in direct financing leases	¥ 1,615,233	¥ 1,466,778